UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 16, 2007

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street
Lynbrook, NY  11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 16, 2007, Edwin H. Wegman, our Chief Executive Officer and Chairman of the Board of Directors (the “Board”), passed away. On February 20, 2007, our Board appointed Thomas L. Wegman, our President and son of Edwin H. Wegman, to also act as our Principal Executive Officer. As of the date of this filing, the Board has not appointed a new Chief Executive Officer.

We issued a press release on February 20, 2007, announcing the passing of Edwin H. Wegman and the assumption of all executive responsibilities of the Company by Thomas L. Wegman, which is attached hereto as Exhibit 99.1.

On February 20, 2007 at a special meeting of the Board, the Board, out of generosity and affection, approved the payment to Toby Wegman, the wife of Edwin H. Wegman, our former Chairman and Chief Executive Officer, of a death benefit to recognize and honor Edwin H. Wegman’s past service to the Company, in an amount equal to the salary that Edwin H. Wegman would have received for a one year period commencing on February 20, 2007, payable on the same semi-monthly basis. In addition, the Board approved the continuation of spousal health benefits for Toby Wegman for a one year period commencing February 20, 2007, at the Company’s expense.

On February 20, 2007 at a special meeting of the Board, the Board approved a modification of the terms of the grant to Thomas L. Wegman of options to purchase 1,000 shares of the Company. The options were granted to Thomas L. Wegman on February 26, 1997 under the Company’s 1993 Stock Option Plan (filed with the SEC as Exhibit 10.2 of the Company’s Form S-8 on July 27, 1995) and will expire on February 26, 2007. The Board granted Thomas L. Wegman the right, either to (1) extend the exercise date of the options for six months, until August 26, 2007 or (2) terminate the options in exchange for a payment of the difference between the strike price of $3.875 and the trading price at the close of business on the date of termination. On February 22, 2007, Thomas L. Wegman elected to extend the exercise date of his options for six months.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release, dated February 20, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2007	BIOSPECIFICS TECHNOLOGIES CORP. —————————————————— (Registrant) /s/ Thomas L. Wegman
—————————————————— Thomas L. Wegman President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 20, 2007.